UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) October 17, 2005

MortgageIT Securities Corp. (as depositor under the MortgageIT Trust 2005-4 Indenture dated as of August 24, 2005, providing for, inter alia, the issuance of Mortgage-Backed Notes Series 2005-4)

MORTGAGEIT SECURITIES CORP.

(Exact name of registrant as specified in its charter)

Delaware	333-119686	56-2483326
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
33 Maiden Lane New York, New York		10038
(Address of Principal Executive Offices)		(Zip Code)

Registrants telephone number, including area code, is (212) 651-7700

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 9.01(c).	Financial Statements, Pro Forma Financial Information and Exhibits.
(a)	Not applicable
(b)	Not applicable
(c)	Exhibits:

1.         Supplemental Indenture Number One to the Indenture, dated as of August 24, 2005, among MortgageIT Trust 2005-4, as Issuer, Wells Fargo Bank, National Association, as Securities Administrator and Deutsche Bank National Trust Company, as Indenture Trustee.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on behalf of the Registrant by the undersigned thereunto duly authorized.

MORTGAGEIT Securities Corp.

By:	/S/ Donald Epstein
Name:	Donald Epstein
Title:	Treasurer

Dated: October 17, 2005

EXHIBIT INDEX

Exhibit Number	Item 601 (a) of Regulation S-K Exhibit No.	Sequentially Numbered Description	Page
1	4	Supplemental Indenture Number One to the Indenture, dated as of August 24, 2005, among MortgageIT Trust 2005-4, as Issuer, Wells Fargo Bank, National Association, as Securities Administrator and Deutsche Bank National Trust Company, as Indenture Trustee.	5